UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

CHICAGO BRIDGE & IRON COMPANY N.V.

(Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation)

1-12815 (Commission File Number)	N.A. (IRS Employer Identification No.)

Prinses Beatrixlaan 35 2595 AK The Hague The Netherlands (Address of principal executive offices)	N.A. (Zip Code)

Registrant’s telephone number, including area code: 31-70-373-2010

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Disposition

On October 27, 2015, Chicago Bridge & Iron Company N.V. (“CB&I”) entered into a Purchase Agreement (the “Purchase Agreement”) with Westinghouse Electric Company LLC (“WEC”), pursuant to which a wholly owned subsidiary of WEC will acquire all of the outstanding equity interests of CB&I Stone & Webster, Inc. (the “Company”), a wholly owned subsidiary of CB&I. Concurrently with the execution of the Purchase Agreement, CB&I also entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with WEC, which addresses certain employee matters related to the transactions contemplated by the Purchase Agreement. The Company and its subsidiaries operate the business of engineering, construction, procurement, management, design, supply, installation, start-up and testing of nuclear-fueled facilities, including the V.C. Summer project in South Carolina and the Vogtle project in Georgia (collectively, “Nuclear Projects”), as well as CB&I’s nuclear integrated services business. Completion of the transaction is subject to the satisfaction or waiver of customary closing conditions as set forth in the Purchase Agreement, including receipt of regulatory approvals, and is expected to occur in the fourth quarter of 2015.

As part of the transaction, WEC will assume and indemnify CB&I for liabilities arising before, at or after closing related to the Nuclear Projects, subject to specified exceptions. In addition, CB&I has entered into releases with the owners of the Vogtle project, namely Georgia Power Company, Oglethorpe Power Corporation, Municipal Electric Authority of Georgia and the City of Dalton, Georgia, and the owners of the V.C. Summer project, namely South Carolina Electric & Gas Company and South Carolina Public Service Authority (the owners of the Vogtle project and V.C. Summer project, collectively, the “Owners”), pursuant to which the Owners and CB&I agreed to, conditioned on closing of the transactions contemplated by the Purchase Agreement, fully release one another and one another’s affiliates and respective directors, officers, employees and equityholders from all claims and liabilities that it had, has or will have against one another arising out of the Nuclear Projects. The consent of the Department of Energy is also a condition to the full effectiveness of the release from the owners of the Vogtle project. WEC will indemnify CB&I for certain claims and obligations covered by this release from closing until the Department of Energy consent is received.

CB&I expects to receive cash payments from WEC of $229 million, of which $161 million is anticipated to be received upon WEC’s substantial completion of the Nuclear Projects and $68 million is anticipated to be received upon the attainment of certain milestones related to CB&I’s continued supply of discrete scopes of modules, fabricated pipe and specialty services to WEC on a subcontract basis for the Nuclear Projects.

The Purchase Agreement may be terminated under certain limited circumstances, including that either party may terminate the Purchase Agreement if the transaction is not completed by March 31, 2016.

The foregoing description of the Purchase Agreement and the Employee Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the Employee Matters Agreement, which are filed herewith as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

The Purchase Agreement and the Employee Matters Agreement have been attached as exhibits to this report to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the parties thereto or to modify or supplement any factual disclosures about CB&I in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Purchase Agreement and Employee Matters Agreement include representations, warranties and covenants of the parties thereto made solely for purposes of the Purchase Agreement and the Employee Matters Agreement, respectively, and solely for the benefit of the parties to the Purchase Agreement and the Employee Matters Agreement, respectively, and which may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Purchase Agreement and the Employee Matters Agreement, respectively. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement and the Employee Matters Agreement or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the SEC filings of the parties or may have been used for purposes of allocating risk among the parties to the Purchase Agreement and the Employee Matters Agreement rather than establishing matters as facts.

Debt Amendments

On October 27, 2015, CB&I and certain of its subsidiaries entered into amendments (the “Debt Amendments”) to (i) that certain Credit Agreement, dated as of October 28, 2013, among CB&I, Chicago Bridge & Iron Company (Delaware) (“CB&I Delaware”), certain subsidiaries of CB&I, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer and the other lenders party thereto from time to time, (ii) that certain Amended and Restated Revolving Credit Agreement, dated as of July 8, 2015, among CB&I, CB&I Delaware, certain subsidiaries of the Company, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer and the other lenders party thereto from time to time, (iii) that certain Term Loan Agreement, dated as of December 21, 2012, among CB&I, CB&I Delaware, Bank of America, N.A. as Administrative Agent and the other lenders party thereto from time to time, (iv) that certain Term Loan Agreement, dated as of July 8, 2015, among CB&I, CB&I Delaware, Bank of America, N.A. as Administrative Agent and the other lenders party thereto from time to time, (v) that certain Note Purchase and Guarantee Agreement, dated as of December 27, 2012, among CB&I Delaware, CB&I and the Purchasers named therein and (vi) that certain Note Purchase and Guarantee Agreement, dated as of July 22, 2015, among CB&I Delaware, CB&I and the Purchasers named therein (collectively, the “CB&I Debt”). The Debt Amendments amend the CB&I Debt to, among other things, permit the transfers occurring in connection with the Purchase Agreement and modify certain applicable financial maintenance covenants. The Debt Amendments enable CB&I to execute the Purchase Agreement and complete the transactions contemplated thereby in compliance with all debt facility covenants.

The foregoing description of the Debt Amendments does not purport to be complete and is qualified in its entirety by reference to the Debt Amendments, which are filed as Exhibits 2.3 through 2.10 hereto and are incorporated herein by reference.

Item 2.06 Material Impairments.

In connection with the Purchase Agreement, CB&I anticipates incurring a non-cash after tax charge of approximately $1.0 to $1.2 billion related to a loss on the transaction and the impairment of goodwill and intangible assets, of which approximately $904 million will be recorded in the third quarter 2015. The remaining estimated after-tax charge of approximately $100 to $300 million is anticipated to be recorded in the fourth quarter 2015, and will be dependent upon the timing of closing of the transaction.

Item 7.01 Regulation FD Disclosure.

On October 27, 2015, CB&I posted to the Investor Relations page of its website at www.cbi.com a transaction summary sheet summarizing certain key aspects of the transaction, including providing illustrative unaudited pro forma data for the six-months ended June 30, 2015, giving effect to the transaction as if it had been completed on January 1, 2015. A copy of the transaction summary sheet is attached hereto as Exhibit 99.2.

The information in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 27, 2015, CB&I issued a press release announcing entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

2.1	Purchase Agreement, dated October 27, 2015, by and among Chicago Bridge & Iron Company N.V., CB&I Stone & Webster, Inc., WSW Acquisition Co., LLC and Westinghouse Electric Company LLC.

2.2	Employee Matters Agreement, dated October 27, 2015, by and among Chicago Bridge & Iron Company N.V., CB&I Stone & Webster, Inc., WSW Acquisition Co., LLC and Westinghouse Electric Company LLC.

2.3	Amendment No. 4, dated October 27, 2015, to Credit Agreement by and among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), certain subsidiaries of the Chicago Bridge & Iron Company N.V. party thereto, Bank of America, N.A., as administrative agent, and the lenders party thereto.

2.4	Amendment No. 1, dated October 27, 2015, to Amended and Restated Revolving Credit Agreement by and among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), certain subsidiaries of the Chicago Bridge & Iron Company N.V. party thereto, Bank of America, N.A., as administrative agent, and the lenders party thereto.

2.5	Amendment No. 4, dated October 27, 2015, to Term Loan Agreement by and among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), Bank of America, N.A., as administrative agent, and the lenders party thereto.

2.6	Amendment No. 1, dated October 27, 2015, to Term Loan Agreement by and among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), Bank of America, N.A., as administrative agent, and the lenders party thereto.

2.7	Third Amendment, dated October 27, 2015, to Note Purchase and Guarantee Agreement by and among Bridge & Iron Company (Delaware), Chicago Bridge & Iron Company N.V. and the noteholders party thereto.

2.8	First Amendment, dated October 27, 2015, to Note Purchase and Guarantee Agreement by and among Bridge & Iron Company (Delaware), Chicago Bridge & Iron Company N.V. and the noteholders party thereto.

2.9	First Amendment, dated February 12, 2013, to Note Purchase and Guarantee Agreement by and among Bridge & Iron Company (Delaware), Chicago Bridge & Iron Company N.V. and the noteholders party thereto.

2.10	Amendment No. 2, dated June 30, 2015, to Note Purchase and Guarantee Agreement by and among Bridge & Iron Company (Delaware), Chicago Bridge & Iron Company N.V. and the noteholders party thereto.

99.1	Press Release, dated October 27, 2015.

99.2	Transaction Summary Sheet, dated October 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director

Date: October 27, 2015	By:	/s/ Philip K. Asherman
Philip K. Asherman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Purchase Agreement, dated October 27, 2015, by and among Chicago Bridge & Iron Company N.V., CB&I Stone & Webster, Inc., WSW Acquisition Co., LLC and Westinghouse Electric Company LLC.

2.2	Employee Matters Agreement, dated October 27, 2015, by and among Chicago Bridge & Iron Company N.V., CB&I Stone & Webster, Inc., WSW Acquisition Co., LLC and Westinghouse Electric Company LLC.

2.3	Amendment No. 4, dated October 27, 2015, to Credit Agreement by and among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), certain subsidiaries of the Chicago Bridge & Iron Company N.V. party thereto, Bank of America, N.A., as administrative agent, and the lenders party thereto.

2.4	Amendment No. 1, dated October 27, 2015, to Amended and Restated Revolving Credit Agreement by and among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), certain subsidiaries of the Chicago Bridge & Iron Company N.V. party thereto, Bank of America, N.A., as administrative agent, and the lenders party thereto.

2.5	Amendment No. 4, dated October 27, 2015, to Term Loan Agreement by and among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), Bank of America, N.A., as administrative agent, and the lenders party thereto.

2.6	Amendment No. 1, dated October 27, 2015, to Term Loan Agreement by and among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), Bank of America, N.A., as administrative agent, and the lenders party thereto.

2.7	Third Amendment, dated October 27, 2015, to Note Purchase and Guarantee Agreement by and among Bridge & Iron Company (Delaware), Chicago Bridge & Iron Company N.V. and the noteholders party thereto.

2.8	First Amendment, dated October 27, 2015, to Note Purchase and Guarantee Agreement by and among Bridge & Iron Company (Delaware), Chicago Bridge & Iron Company N.V. and the noteholders party thereto.

2.9	First Amendment, dated February 12, 2013, to Note Purchase and Guarantee Agreement by and among Bridge & Iron Company (Delaware), Chicago Bridge & Iron Company N.V. and the noteholders party thereto.

2.10	Amendment No. 2, dated June 30, 2015, to Note Purchase and Guarantee Agreement by and among Bridge & Iron Company (Delaware), Chicago Bridge & Iron Company N.V. and the noteholders party thereto.

99.1	Press Release, dated October 27, 2015.

99.2	Transaction Summary Sheet, dated October 27, 2015.